                                                                    Exhibit 99.2
                                                                          Page 6



      CASE NAME:                Aerovox, Inc.                                            COMPARATIVE BALANCE SHEET
      CASE NUMBER:              01-14680 jnf                                            FOR MONTH ENDED:                 FORM OPR-1

                                           FILING
                                            DATE          MONTH         MONTH       MONTH       MONTH         MONTH        MONTH
                                          6/6/2001      7/28/2001     8/25/2001   9/29/2001   10/27/2001    12/1/2001    12/29/2001
                                         -----------   -----------  -----------  -----------  -----------  -----------  -----------


    ASSETS

       CURRENT ASSETS:

      Cash                                   432,066     3,216,732    2,647,429    3,309,063    3,942,222    4,479,522    4,019,746
                                         -----------   -----------  -----------  -----------  -----------  -----------  -----------

      Other negotiable instruments
      (i.e. CD's, Treasury
      Bills, etc.)                                 0             0            0            0            0            0            0
                                         -----------   -----------  -----------  -----------  -----------  -----------  -----------
      Accounts Receivable, Gross (OPR-3)   9,303,471     8,296,232    8,653,189    8,252,242    7,769,402    7,467,141    7,230,853
                                         -----------   -----------  -----------  -----------  -----------  -----------  -----------

      Less: Allowance for
        doubtful accounts                   (470,686)     (489,852)  (1,289,852)  (1,304,057)  (1,327,909)  (1,340,439)  (1,350,439)
                                         -----------   -----------  -----------  -----------  -----------  -----------  -----------


      Inventory, at cost                  13,626,488    12,306,850   12,086,700   11,548,622   11,492,000   10,832,578   10,649,769
                                         -----------   -----------  -----------  -----------  -----------  -----------  -----------

      Prepaid expenses and
       other current assets                  326,088       774,440      132,026       93,066       50,405       86,073      110,268
                                         -----------   -----------  -----------  -----------  -----------  -----------  -----------

      Other:  Intercompany
        receivables (payables)             1,474,587     1,318,933    1,836,725      709,372      425,860      193,415      505,851
                                         -----------   -----------  -----------  -----------  -----------  -----------  -----------

       TOTAL CURRENT ASSETS               24,692,013   $25,423,335  $24,066,217  $22,608,307  $22,351,980  $21,718,290  $21,166,047
                                         -----------   -----------  -----------  -----------  -----------  -----------  -----------

       PROPERTY,  PLANT,
        AND EQUIPMENT, AT COST            50,433,309    50,422,044   50,457,405   50,491,398   50,501,177   50,522,978   50,528,861
                                         -----------   -----------  -----------  -----------  -----------  -----------  -----------

      Less: Accumulated Depreciation     (23,448,974)  (24,037,799) (24,324,559) (24,567,963) (24,853,350) (25,145,749) (25,429,439)
                                         -----------   -----------  -----------  -----------  -----------  -----------  -----------

       NET PROPERTY, PLANT AND EQUIPMENT  26,984,334   $26,384,245  $26,132,847  $25,923,435  $25,647,828  $25,377,229  $25,099,422
                                         ===========   ===========  ===========  ===========  ===========  ===========  ===========

       OTHER ASSETS
      Investments                         14,100,192    14,380,821   14,437,685   15,789,439   15,663,076   15,712,152   15,522,849
                                         -----------   -----------  -----------  -----------  -----------  -----------  -----------

      Other:  Def. Fin. Cost and
       Org Costs                             178,687       176,521      175,438      174,355      173,272      172,189      171,106
                                         -----------   -----------  -----------  -----------  -----------  -----------  -----------

      Other Assets (includes deposits)     4,747,373     4,800,629    5,301,886    5,119,287    5,223,585    5,347,997    5,114,243
                                         -----------   -----------  -----------  -----------  -----------  -----------  -----------

    TOTAL ASSETS                         $70,702,599   $71,165,551  $70,114,072  $69,614,823  $69,059,741  $68,327,858  $67,073,667
                                         ===========   ===========  ===========  ===========  ===========  ===========  ===========




                                                                    Exhibit 99.2
                                                                          Page 7





      CASE NAME:                    Aerovox, Inc.
      CASE NUMBER:                  01-14680 jnf                                                                FORM OPR-2

                                             FILING
                                              DATE        MONTH       MONTH        MONTH         MONTH        MONTH        MONTH
                                            6-Jun-01    28-Jul-01    25-Aug-01    29-Sep-01    10/27/01      12/01/01     12/29/01
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------



    LIABILITIES

       POST PETITION LIABILITIES (OPR-4)            -      966,949    1,214,663    1,295,437    1,780,479    2,087,607    1,551,132
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

       PRE PETITION LIABILITIES

      Priority Debt                         1,104,801      834,979      794,862      855,449      804,373      777,612      386,453
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

      Secured Debt                         28,505,919   28,505,919   28,505,919   29,300,919   29,300,919   29,300,919   29,300,919
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

      Unsecured Debt                       20,242,342   20,673,500   20,304,617   19,509,617   19,509,617   19,509,617   19,509,617
                                          ===========  ===========  ===========  ===========  ===========  ===========  ===========

       TOTAL PRE PETITION LIABILITIES      49,853,063   50,014,399   49,605,398   49,665,985   49,614,910   49,588,148   49,196,989
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

       OTHER LIABILITIES PER BOOK           4,867,987    4,604,697    4,604,697    5,285,408    5,285,408    5,285,408    5,499,934
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

    TOTAL LIABILITIES                      54,721,050   55,586,045   55,424,758   56,246,831   56,680,798   56,961,164   56,248,055
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

    SHAREHOLDER'S EQUITY (DEFICIT)

       REDEEMABLE COMMON STOCK              1,746,400    1,670,495    1,482,800    1,524,800    1,373,800    1,253,800    1,249,800
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

       COMMON STOCK                         5,450,979    5,450,979    5,450,979    5,450,979    5,450,979    5,450,979    5,450,979
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

       PAID IN CAPITAL                      1,172,366    1,172,366    1,172,366    1,172,366    1,172,366    1,172,366    1,172,366
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

       RETAINED EARNINGS

      Through Filing Date                   9,674,670    9,674,670    9,674,670    9,674,670    9,674,670    9,674,670    9,674,670
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

      Post Filing Date                              0     (437,156)  (1,119,359)  (1,931,786)  (2,669,197)  (3,559,922)  (3,853,500)
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

       ACCUMULATED OTHER COMPREHENSIVE
         PROFIT                            (2,062,867)  (1,951,849)  (1,972,142)  (2,523,036)  (2,623,675)  (2,625,199)  (2,868,703)
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

    TOTAL SHAREHOLDERS' EQUITY             15,981,549   15,579,505   14,689,315   13,367,992   12,378,943   11,366,694   10,825,612
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

    TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY                  $70,702,599  $71,165,551  $70,114,072  $69,614,823  $69,059,741  $68,327,858  $67,073,667
                                          ===========  ===========  ===========  ===========  ===========  ===========  ===========





                * Massachusetts state income tax liability calculated to be $77,000, and various franchise tax liability totaling $38,000 over the amount previously accrued.
                **      Corrections to classifications of two liabilities:
                        1.) Reclassification of Industrial Revenue Bond liability from secured to unsecured ($684,000).
                        2.) Reclassification of note payable to prior owners of Mexico City business guarenteed by pledge of Aerovox de Mexico stock from unsecured to secured ($1,591,000).